--------------------------------------------------------------------------------
         THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------

                                                                   July 31, 1998

Dear Shareholder:

      Domestic bonds provided investors with modest total returns during the past six months, as interest rates generally fell. Supporting the bond market was favorable inflation news and the belief that the Federal Reserve is unlikely to raise short-term interest rates in the immediate future.

      U.S. economic growth has slowed of late after a robust first quarter of 1998. We expect the fallout from the Asian fiscal crisis to quash any significant rebound in U.S. growth for the remainder of the year. While we expect that interest rates will be fairly stable in the near-term, our longer-term outlook for the bond market remains optimistic, based on the fundamentally favorable backdrop of low inflation, a currently high level of real yields, and declining Treasury borrowing.

      As you may know, the five investment management firms that comprised the PNC Asset Management Group have consolidated under BlackRock, resulting in BlackRock Inc., a $119 billion money management firm. We look forward to using our global investment management expertise to present exciting investment opportunities to closed-end fund shareholders in the future.

      This report contains comments from your Trust's managers regarding the markets and portfolio in addition to the Trust's financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust.

Sincerely,
/s/ Laurence D. Fink                                   /s/ Ralph L. Schlosstein
--------------------                                   ------------------------
Laurence D. Fink                                       Ralph L. Schlosstein
Chairman                                               President

                                                                   July 31, 1998
Dear Shareholder:

      We are pleased to present the semi-annual report for The BlackRock California Insured Municipal 2008 Term Trust Inc. ("the Trust") for the six months ended June 30, 1998. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

      The Trust is a non-diversified closed-end bond fund whose investment objective is to manage a portfolio of municipal debt securities that will return $15 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2008, while providing high current income exempt from regular federal and California income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") California tax-exempt general obligation and revenue bonds issued by city, county and state municipalities.

      The table below summarizes the changes in the Trust's stock price and net asset value over the period:

                            ----------------------------------------------------
                            6/30/98    12/31/97   CHANGE     HIGH        LOW
--------------------------------------------------------------------------------
STOCK PRICE                 $15.5625   $15.2500    2.05%   $15.7500    $15.0000
--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)       $16.77     $16.69      0.48%   $16.96      $16.54
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     After an extremely strong first quarter of 1998, U.S. economic growth slowed during the past three months. Despite the strong economic growth of the past year, inflation stayed surprisingly subdued. One explanation for the absence of inflation in the U.S. economy stems from the aftermath of the Asian financial crisis. U.S. exports to Asia have slowed, while the strength of the dollar caused cheap Asian imports to flood the U.S. market and exert downward price pressure on domestic goods.

      Yields of U.S. Treasury securities have remained in a fairly narrow range during the period. For example, the yield of the 10-Year Treasury posted a net decline of 29 basis points (0.29%), beginning 1998 at 5.74% and closing on June 30, 1998 at 5.45%. The past six months represented a continuation of strong Treasury performance, which has been due to moderating economic growth, low inflation and a "flight to quality" from investors seeking a safe haven in U.S. Treasury securities. Continued expectations that the Asian crisis will slow economic growth and force the Fed to leave the Federal funds rate unchanged provided additional support to the bond market. With Treasury supply waning due to a surplus in the federal budget and an increased foreign demand for Treasuries due to their U.S. government backing and relatively attractive yields, we anticipate a positive environment for Treasuries for the balance of 1998.

      California's economy has recovered. Today's growth industries include entertainment, high technology, biotechnology and small start-up businesses that have recently contributed to the state's fiscal viability. Additionally, the construction industry is booming, as building is occurring in both the commercial and residential sectors. A growing population has resulted in significantly increased revenues, stabilizing the State's financial position to such a degree that California maintains a balanced budget. The State's job growth continues to exceed that of the U.S. These positive trends may result in an upgrade of the State's credit rating to the AA category. The Asian economic turmoil's impact on the California economy is currently being offset by increased trade with Mexico.

      Municipal bonds underperformed the taxable domestic bond market during the past six months, returning 2.69% (as measured by the LEHMAN BROTHERS MUNICIPAL INDEX) versus the LEHMAN BROTHERS AGGREGATE INDEX'S 3.91% on a pre-tax basis. The main forces behind municipal bond underperformance were increased municipal bond supply (fueled by the lowest municipal interest rates since the 1960s) and retail investor focus on the equity markets. We believe that municipals are attractively valued versus Treasuries and our outlook for municipal securities is favorable. The credit quality of most issuers remains strong, and we expect that the attractive taxable equivalent yields offered by municipal securities should bring investors back into the market.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons. Additionally, the Trust emphasizes securities whose maturity dates match the termination date of the Trust. We have continued to minimize trading activity in the Trust during the period, as the market prices of a significant portion of the portfolio's bonds are currently above the prices at which they were bought. A bond sold at a gain would result in the Trust realizing a capital gain, which may require a taxable distribution to shareholders. Since one of the Trust's primary investment objectives is to pay out tax-exempt income, we believe that waiting to restructure the portfolio in a higher interest rate environment remains the most prudent strategy.

      The following chart compares the Trust's current and December 31, 1997 asset composition:

--------------------------------------------------------------------------------
         THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
--------------------------------------------------------------------------------
      SECTOR                           JUNE 30,1998      DECEMBER 31, 1997
--------------------------------------------------------------------------------
      Lease Revenue                         26%                 19%
--------------------------------------------------------------------------------
      Transportation                        21%                 20%
--------------------------------------------------------------------------------
      Water & Sewer                         20%                 19%
--------------------------------------------------------------------------------
      County, City & State                  11%                 11%
--------------------------------------------------------------------------------
      Utility/Power                          9%                  9%
--------------------------------------------------------------------------------
      Hospital                               5%                  6%
--------------------------------------------------------------------------------
      Special District                       3%                  3%
--------------------------------------------------------------------------------
      Tax Revenue                            2%                  2%
--------------------------------------------------------------------------------
      Education                              2%                  2%
--------------------------------------------------------------------------------
      Other                                  1%                  2%
--------------------------------------------------------------------------------
      Certificates of Participation         --                   7%
--------------------------------------------------------------------------------

      Additionally, the Trust employs leverage to enhance its income by paying the Trust's preferred shareholders short-term municipal rates and investing the proceeds in longer maturity issues which have higher yields. The Trust's ability to pay high monthly income may be affected by the profitability of its leverage. The Federal Reserve's neutral interest rate policy has allowed the Trust's leverage costs to remain reasonable. At the present, we believe that leverage will continue to positively contribute to the Trust's long-term income earning ability.

      We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock California Insured Municipal 2008 Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,

/s/ Robert S. Kapito                    /s/ Kevin Klingert
--------------------                    ------------------
Robert S. Kapito                        Kevin Klingert
Vice Chairman and Portfolio Manager     Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.    BlackRock Financial Management, Inc.

--------------------------------------------------------------------------------
         THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
--------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                                  BFC
--------------------------------------------------------------------------------
   Initial Offering Date:                                    September 18, 1992
--------------------------------------------------------------------------------
   Closing Stock Price as of 6/30/98:                              $15.5625
--------------------------------------------------------------------------------
   Net Asset Value as of 6/30/98:                                  $16.77
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 6/30/98 ($15.5625)1:           4.96%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Common Share2:                  $0.064375
--------------------------------------------------------------------------------
   Current Annualized Distribution per Common Share2:               $0.7725
--------------------------------------------------------------------------------

----------
1 Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

2 Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
          PRINCIPAL                                                                                       OPTION
           AMOUNT                                                                                          CALL           VALUE
RATING*    (000)                                       DESCRIPTION                                     PROVISIONS++      (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                      LONG-TERM INVESTMENTS--142.6%
                      California Hlth. Fac. Fin. Auth. Rev.,
  AAA      $ 6,850      Marin Gen. Hosp., Ser. A, 5.75%, 8/01/09, FSA .............................    08/03 at 102    $  7,302,511
  AAA        2,000      Sutter Hlth. Care Sys., 5.70%, 8/15/09, MBIA ..............................    08/06 at 102       2,165,220
                      California St., G.O.,
  AAA        2,000      6.25%, 9/01/08, FGIC ......................................................    No Opt. Call       2,297,700
  AAA       15,000      6.30%, 9/01/08, MBIA ......................................................    No Opt. Call      17,293,650
  AAA        3,000      5.50%, 4/01/09, MBIA ......................................................    No Opt. Call       3,262,560
                      California St. Pub. Wks. Brd.,
  AAA        2,100    Energy Efficiency, Ser. A, 5.625%, 10/01/08, AMBAC ..........................    10/05 at 102       2,278,983
  AAA       10,255    Lease Rev., 6.40%, 9/01/01+, MBIA ...........................................        N/A           11,173,540
  AAA        9,165    California St. Wide Cmnty. Dev. Auth., Lease Rev., 6.00%, 10/01/10, AMBAC ...    10/02 at 102       9,884,819
  AAA        2,600    Castaic Lake Wtr. Agcy. C.O.P., Wtr. Sys. Impvt. Proj., Ser A,
                        7.25%, 8/01/10, MBIA ......................................................    No Opt. Call       3,234,816
  AAA        5,515    Central Coast Wtr. Auth. Rev., St. Wtr. Proj. Reg. Fac.,
                        6.40%, 10/01/02+, AMBAC ...................................................        N/A            6,114,315
  AAA        5,500    Clovis Unified Sch. Dist., Ser. B, Zero Coupon, 8/01/08, FGIC ...............    No Opt. Call       3,472,315
  AAA       13,740    East Bay Mun. Utils. Dist., Wtr. Sys. Rev., 6.00%, 6/01/09, AMBAC ...........    06/02 at 102      14,803,064
  AAA        4,025    Elsinore Valley Mun. Wtr. Dist., C.O.P., Ser. A, 6.00%, 7/01/09, FGIC .......    No Opt. Call       4,520,155
                      Los Angeles Cnty. Asset Leasing Corp. Rev., AMBAC,
  AAA        2,910      5.95%, 12/01/07 ...........................................................    No Opt. Call       3,250,470
  AAA        8,090      6.00%, 12/01/08 ...........................................................    No Opt. Call       9,114,598
  AAA        8,600      6.05%, 12/01/09 ...........................................................    No Opt. Call       9,767,622
  AAA        1,000    Los Angeles Elec. Rev., 5.75%, 9/01/12, FGIC ................................    09/03 at 102       1,062,920
  AAA        5,765    Los Angeles Wastewtr. Sys. Rev., Ser. B, 6.25%, 6/01/02+, AMBAC .............        N/A            6,323,513
  AAA        3,075    Marysville Hosp. Rev., Fremont-Rideout Hlth. Group, Ser. A,
                        6.20%, 1/01/03+, AMBAC ....................................................        N/A            3,388,404
  AAA        8,000    Modesto Irrig. Dist. Fin. Rev., Domestic Wtr. Proj., Se(pi)r. A,
                        6.00%, 9/01/02+, AMBAC ....................................................        N/A            8,735,360
                      Northern California Pwr. Agcy., Multiple Cap. Fac. Rev., Ser. A, MBIA,
  AAA        1,000      6.40%, 8/01/07 ............................................................    08/02 at 102       1,095,130
  AAA        3,045      6.50%, 8/01/08 ............................................................    08/02 at 102       3,333,940
  AAA        1,000    Orange Cnty. Local Trans. Auth. Sales Tax Rev., 6.00%, 2/15/09, MBIA ........    No Opt. Call       1,119,640
  AAA        5,600    Pittsburg Redev. Agcy. Tax Alloc. Rev., Los Medanos Cmnty. Dev. Proj.,
                        5.50%, 8/01/07, FGIC ......................................................    08/02 at 102       5,913,824
  AAA        3,075    Riverside Cnty. Trans. Comm. Sales Tax Rev., Ser. A, 6.50%, 6/01/01+, MBIA ..        N/A            3,342,802
                      Sacramento Mun. Utils. Dist., Elec. Rev., Ser. C,
  AAA        2,500      5.75%, 11/15/07, MBIA .....................................................    11/02 at 102       2,670,600
  AAA        6,250      5.75%, 11/15/08, FGIC .....................................................    11/02 at 102       6,805,513
  AAA        4,700      5.75%, 11/15/09, MBIA .....................................................    11/02 at 102       5,020,728
  AAA        5,700    San Bernardino Cnty. C.O.P., Arpt. Impvt., 6.00%, 7/01/07, MBIA .............    07/02 at 102       6,125,904
  AAA        5,000    San Bernardino Cnty. Trans. Auth., Sales Tax Rev., 6.00%, 3/01/10, FGIC .....    No Opt. Call       5,360,950
                      San Diego Cnty. Regl. Trans. Cmnty. Sales Tax Rev., Ser. A,
  AAA        7,830      6.00%, 4/01/08, MBIA ......................................................    04/01 at 102       8,711,110
  AAA        2,500      6.00%, 4/01/08, FGIC ......................................................   No. Opt. Call       2,781,325
  AAA        7,650    San Diego Redev. Agcy. Rev., Tax Allocation-Centre City Proj.,
                        6.00%, 9/01/08, AMBAC .....................................................    09/02 at 102       8,242,722
                      San Jose Arpt. Rev., MBIA,
  AAA        3,755      6.10%, 3/01/07 ............................................................    03/03 at 102       4,093,926
  AAA        8,010      6.00%, 3/01/09 ............................................................    03/03 at 102       8,664,177
  AAA        3,000      6.00%, 3/01/10 ............................................................    03/03 at 102       3,245,010

                       See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------------
          PRINCIPAL                                                                                       OPTION
           AMOUNT                                                                                          CALL           VALUE
RATING*    (000)                                       DESCRIPTION                                     PROVISIONS++      (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
  AAA      $ 2,865    Santa Clara Cnty. Fin. Auth., Fac. Replacement, Proj. A,
                        6.50%, 11/15/04+, AMBAC ...................................................         N/A        $  3,281,829
  AAA        2,820    Santa Rosa Wtr. Rev., Ser. B, 6.20%, 9/01/09, FGIC ..........................   09/02 at 101.5      3,047,912
  AAA        5,000    So. California Rapid Trans. Dist. C.O.P., Workers Comp. Fund,
                        6.00%, 7/01/10, MBIA ......................................................   01/01 at 102.5      5,310,800
                      So. California Rapid Trans. Dist. Rev., Spec. Benefit Assmt. Dist. A1, AMBAC,
  AAA        5,500      6.00%, 9/01/08 ............................................................     09/02 at 102      5,926,140
  AAA        5,750      5.50%, 9/01/09 ............................................................     09/02 at 100      5,969,075
  AAA        8,500    Sonoma Cnty. C.O.P., Capital Rites-Detention Fac., 6.00%, 11/15/10, AMBAC ...     11/02 at 102      9,181,105
  AAA        2,000    Univ. of California Rev., Multi-Purpose Projs., Ser. B-1989,
                        6.80%, 9/01/99+, AMBAC ....................................................         N/A           2,108,720
  AAA        2,000    Univ. of California Rev., Multi-Purpose Projs., Ser. F-1989,
                        5.00%, 9/01/11, FGIC ......................................................     09/06 at 101      2,045,380
                      West & Central Basin Fin. Auth. Rev., AMBAC,
  AAA        1,665      6.125%, 8/01/02+ ..........................................................         N/A           1,823,625
  AAA          870      6.125%, 8/01/08 ...........................................................     08/02 at 102        952,885
  AAA          925      6.125%, 8/01/09 ...........................................................     08/02 at 102      1,013,125
  AAA        2,160    West Sacramento Fin. Auth. Rev., Wtr. Sys. Impvt., 5.25%, 8/01/08, FGIC .....     08/02 at 102      2,248,236
                                                                                                                       ------------
                      TOTAL LONG-TERM INVESTMENTS (COST $224,562,310) .............................                     248,882,668
                                                                                                                       ------------
                      SHORT-TERM INVESTMENTS**--1.3%
 A-1+        1,160    California Hlth. Fac. Fin. Auth. Rev., Ser. A, 3.25%, 7/01/98, FRDD .........        N/A            1,160,000
                      California P.C.R. Fin. Auth. FRDD,
 A-1+          400      Proj. B, 3.25%, 7/01/98 ...................................................        N/A              400,000
 A-1+          400      Proj. C, 3.25%, 7/01/98 ...................................................        N/A              400,000
 A-1+          400    Irvine Impvt. BD Act 1915, Dist 95-12-Ser. A, 3.30%, 7/01/98, FRDD ..........        N/A              400,000
                                                                                                                       ------------
                      TOTAL SHORT-TERM INVESTMENTS (COST $2,360,000) ..............................                       2,360,000
                                                                                                                       ------------
                      TOTAL INVESTMENTS--143.9% (COST $226,922,310) ...............................                     251,242,668
                      Other asset in excess of liabilities--0.8% ..................................                       1,308,640
                      Liquidation value of preferred stock--(44.7%) ...............................                     (78,000,000)
                                                                                                                       ------------
                      NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ..........................                    $174,551,308
                                                                                                                       ============

----------
 * Rating: Using the higher of Standard & Poor's, Moody's or Fitch's rating.

** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the later of the next date or which the security can be redeemed at par or the next date on thich the rate of interest is adjusted.

 + This bond is prerefunded. See glossary for definition.

++ Option call provisions: date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

--------------------------------------------------------------------------------
         THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:

   AMBAC  -- American Municipal Bond Assurance Corporation   FSA    -- Financial Security Assurance
   C.O.P. -- Certificate of Participation                    G.O.   -- General Obligation Bond
   FGIC   -- Financial Guaranty Insurance Company            MBIA   -- Municipal Bond Insurance Association
   FRDD   -- Floating Rate Daily Demand                      P.C.R. -- Pollution ControlRevenue

--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INSURED
MUNICIPAL 2008 TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS

Investments, at value (cost $226,922,310)
  (Note 1) .................................   $251,242,668
Interest receivable ........................      3,707,234
Receivable for investments sold ............         40,000
Other assets ...............................         12,790
                                               ------------
                                                255,002,692
                                               ------------

LIABILITIES
Payable for investments purchased ..........      2,038,089
Dividends payable-preferred stock ..........        120,015
Investment advisory fee payable (Note 2) ...         72,774
Due to custodian ...........................         51,857
Administration fee payable (Note 2) ........         20,793
Other accrued expenses .....................        147,856
                                               ------------
                                                  2,451,384
                                               ------------
NET INVESTMENT ASSETS                          $252,551,308
                                               ============
Net investment assets were comprised of:
  Common Stock:
    Par value (Note 4) .....................   $    104,071
    Paid-in capital in excess of par .......    144,619,829
  Preferred Stock (Note 4) .................     78,000,000
                                               ------------
                                                222,723,900
Undistributed net investment income ........      5,504,551
Accumulated net realized gain ..............          2,499
Net unrealized appreciation ................     24,320,358
                                               ------------
Net investment assets, June 30, 1998 .......   $252,551,308
                                               ============
Net assets applicable to common
  shareholders .............................   $174,551,308
                                               ============
Net asset value per common share:
  ($174,551,308 / 10,407,093 shares of
  common stock issued and outstanding) .....         $16.77
                                                     ======

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INSURED
MUNICIPAL 2008 TERMTRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned .............     $6,904,529
                                                 ----------
Expenses
  Investment advisory ......................        439,702
  Administration ...........................        125,629
  Auction agent ............................        117,000
  Custodian ................................         40,000
  Reports to shareholders ..................         23,000
  Directors ................................         19,000
  Audit ....................................         16,000
  Transfer agent ...........................          9,000
  Legal ....................................          6,000
  Miscellaneous ............................         18,452
                                                 ----------
  Total expenses ...........................        813,783
                                                 ----------
Net investment income ......................      6,090,746
                                                 ----------
UNREALIZED GAIN ON
  INVESTMENTS (NOTE 3)
  Net change in unrealized appreciation on
    investments ............................          4,965
                                                 ----------
NET INCREASE IN NET INVESTMENT
 ASSETS RESULTING FROM OPERATIONS ..........     $6,095,711
                                                 ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
STATEMENTS OF CHANGES INNET INVESTMENT ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                            SIX MONTHS        YEAR
                                                                               ENDED          ENDED
                                                                             JUNE 30,      DECEMBER 31,
                                                                               1998           1997
                                                                            ----------     ------------
INCREASE IN NET INVESTMENT ASSETS
OPERATIONS:
  Net investment income ................................................   $  6,090,746    $ 11,943,375
  Net change in unrealized appreciation on investments .................          4,965       7,258,145
                                                                           ------------    ------------
    Net increase in net investment assets resulting from operations ....      6,095,711      19,201,520
                                                                           ------------    ------------
DIVIDENDS AND DISTRIBUTIONS:
  To common shareholders from net investment income ....................     (4,019,669)     (8,039,350)
  To preferred shareholders from net investment income .................     (1,235,344)     (2,490,040)
                                                                                           ------------
    Total dividends and distributions ..................................     (5,255,013)    (10,529,390)
                                                                                           ------------
        Total increase .................................................        840,698       8,672,130

NET INVESTMENT ASSETS
Beginning of period ....................................................    251,710,610     243,038,480
                                                                           ------------    ------------
End of period ..........................................................   $252,551,308    $251,710,610
                                                                           ============    ============



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCKCALIFORNIA INSURED MUNICIPAL 2008 TERMTRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                        SIX MONTHS
                                                          ENDED                            YEAR ENDED DECEMBER 31,
                                                         JUNE 30,       -----------------------------------------------------------
                                                           1998           1997        1996          1995        1994         1993
                                                         --------        ------      ------        ------      ------       ------
PER COMMON SHARE OPERATING
   PERFORMANCE:
Net asset value, beginning of the period .............   $  16.69       $  15.86     $  15.92     $  13.66    $  16.09     $  14.18
                                                         --------       --------     --------     --------    --------     --------
  Net investment income                                      0.59           1.15         1.11         1.12        1.12         1.14
  Net realized and unrealized gain (loss) on
    investments ......................................       --             0.69        (0.16)        2.27       (2.48)        1.81
                                                         --------       --------     --------     --------    --------     --------
Net increase (decrease) from investment operations ...       0.59           1.84         0.95         3.39       (1.36)        2.95
                                                         --------       --------     --------     --------    --------     --------
Dividends from net investment income to:
  Common shareholders ................................      (0.39)         (0.77)       (0.77)       (0.85)      (0.86)       (0.85)
  Preferred shareholders .............................      (0.12)         (0.24)       (0.24)       (0.28)      (0.21)       (0.18)
Distributions from net realized gain on
  investments to:
  Common shareholders ................................       --            --            **           --          --          (0.01)
  Preferred shareholders .............................       --            --            **           --          --           **
Distributions in excess of net realized gain on
  investments to:
  Common shareholders ................................       --            --            **           **          --           --
  Preferred shareholders .............................       --            --            **           **          --           --
                                                         --------       --------     --------     --------    --------     --------
Total dividends and distributions                           (0.51)         (1.01)       (1.01)       (1.13)      (1.07)       (1.04)
                                                         --------       --------     --------     --------    --------     --------
Capital charge with respect to issuance of shares ....       --            --          --             --         ***           --
                                                         --------       --------     --------     --------    --------     --------
Net asset value, end of period* ......................   $  16.77       $  16.69     $  15.86     $  15.92    $  13.66     $  16.09
                                                         ========       ========     ========     ========    ========     ========
Market value, end of period* .........................   $  15.56       $  15.25     $  14.63     $  13.63    $  12.00     $  15.13
                                                         ========       ========     ========     ========    ========     ========
TOTAL INVESTMENT RETURN+ .............................       4.61%          9.90%       13.67%       20.57%     (15.59%)      14.79%
                                                         ========       ========     ========     ========    ========     ========
RATIOS TO AVERAGE NET ASSETS OF
  COMMON SHAREHOLDERS:++
Expenses .............................................       0.94%+++       0.98%        1.03%        1.02%       1.08%        0.96%
Net investment income before preferred stock dividends       7.05%+++       7.11%        7.11%        7.46%       7.70%        7.33%
Preferred stock dividends ............................       1.43%+++       1.48%        1.56%        1.85%       1.46%        1.15%
Net investment income available to common shareholders       5.62%+++       5.63%        5.55%        5.61%       6.24%        6.18%
SUPPLEMENTAL DATA:
Average net assets of common shareholders
  (in thousands) .....................................   $174,312       $167,984     $161,839     $156,774    $151,669     $160,350
Portfolio turnover ...................................          0%             0%           3%          13%         17%           8%
Net assets of common shareholders, end of period
  (in thousands) .....................................   $174,551       $173,711     $165,038     $165,719    $142,165     $167,439
Preferred stock outstanding (in thousands) ...........   $ 78,000       $ 78,000     $ 78,000     $ 78,000    $ 78,000     $ 78,000
Asset coverage per share of preferred stock,
  end of period# .....................................   $ 80,946       $ 80,677     $ 77,897     $ 78,115    $141,131     $157,333

----------

  * Net asset value and market value are published in THE WALL STREET JOURNAL each Monday.

 ** Actual amount paid from net realized gain on investments to preferred shareholders was $0.00136 and $0.00344 per common share for the years ended December 31, 1996 and 1993, respectively, and to common shareholders was $0.004363 per share for the year ended December 31, 1996. Actual amount paid in excess of net realized gain on investments to preferred shareholders was $0.0004 and $0.0007 per common share for the years ended December 31, 1996 and 1995, respectively, and to common shareholders was $0.0013 and $0.0021 per share for the years ended December 31, 1996 and 1995, respectively.

*** Actual  amount was $0.00006 per common  share.

  # A stock split occurred on July 24, 1995 (Note 4).

  + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares, and preferred stock dividends, relative to the average net assets of common shareholders.

+++ Annualized.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INSURED
MUNICIPAL 2008 TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES The BlackRock California Insured Municipal 2008 Term Trust Inc. (the "Trust") was organized in Maryland on August 7, 1992 as a non-diversified closed-end management investment company. The Trust's investment objective is to manage a non-diversified portfolio of high quality securities that will return $15 per share to investors on or about December 31, 2008 while providing current income exempt from regular federal and California State income taxes. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes original issue discount on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser"), a wholly-owned corporate subsidiary of BlackRockAdvisors, Inc., which is an indirect majority-owned subsidiary of PNCBank, N.A., and an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc.

   The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO Purchases of investment securities, other than short-term investments, for the six months ended June 30, 1998 aggregated $2,031,700. There were no sales, other than short-term investments, during the six months ended June 30, 1998

   The federal income tax basis of the Trust's investments at June 30, 1998 was substantially the same as the basis for financial reporting, and accordingly, gross and net unrealized appreciation for federal income tax purposes was $24,320,358.

NOTE 4. CAPITAL There are 200 million shares of $.01 par value common stock authorized. Of the 10,407,093 common shares outstanding at June 30, 1998, the Adviser owned 7,093 shares. As of June 30, 1998, there were 3,120 preferred shares outstanding as follows: Series W28--1,560 and Series W7--1,560.

   The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On November 23, 1992, the Trust reclassified 1,560 shares of common stock and issued 2 series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series W28--780 shares, Series W7--780 shares. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of the Trust's Auction Rate Municipal Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

    Dividends on Series W7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series W28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 2.35% to 3.95% during the six months ended June 30, 1998.

   The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

   The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

   The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS Subsequent to June 30, 1998, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.064375 per common share payable July 31, 1998 to shareholders of record on July 15, 1998.

   For the period July 1, 1998 to July 31, 1998, dividends declared on Preferred Stock totalled $196,541 in aggregate for the two outstanding Preferred Stock series.

--------------------------------------------------------------------------------
         THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the "Plan Agent") in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange for the participants' accounts. The Trust will not issue shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders. There have been no changes in the Trust's charter or by-laws. There have been no changes in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

     The Annual Meeting of Trust Shareholders was held May 6, 1998 to vote on the following matters:

     (1) To elect two Directors to serve as follows:

         DIRECTOR                            CLASS         TERM        EXPIRING
         -------                             -----         -----        -------
         Walter F. Mondale                    II         3 years         2001
         Ralph L.Schlosstein                  II         3 years         2001

         Directors whose term of office continues beyond this meeting are Andrew D.Brimmer, Richard E. Cavanagh, Kent Dixon, Frank J. Fabozzi, Laurence
         D. Fink, James Grosfeld and James Clayburn La Force, Jr.

     (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending December 31, 1998.

         Shareholders elected the two Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                                       VOTES FOR   VOTES AGAINST   ABSTENTIONS
                                                       ---------   -------------   -----------
         Walter F.Mondale ..........................   8,748,977           0          77,878
         Ralph L.Schlosstein .......................   8,698,122           0         128,733
         Ratification of Deloitte & Touche LLP .....   8,688,137      30,595         108,123

--------------------------------------------------------------------------------
        THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock California Insured Municipal 2008 Term Trust's investment objective is to provide current income exempt from regular federal and California income tax and to return $15 per share (the initial public offering price per share) to investors on or about December 31, 2008.

WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $119 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $23 billion family of open-end equity and bond funds. Current institutional clients number 334, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust intends to invest at least 80% of its total assets in California municipal obligations insured as to the timely payment of principal and interest. The Trust may invest up to 20% in uninsured California municipal obligations which are rated Aaa by Moody's or AAA by S&P, or are determined by the Adviser to be of comparable credit quality (guaranteed, escrowed or backed in trust).

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2008. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold, if any, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of California municipal obligations and retaining a small amount of income each year. In addition to seeking the return of the initial offering price, the Adviser also seeks to provide current income exempt from regular federal and California income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 35% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 35% of total assets. Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BFC) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. Investing in these securities involves special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

MUNICIPAL OBLIGATIONS. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to AMT. The Trust currently holds no securities that are subject to AMT.

--------------------------------------------------------------------------------
         THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------


CLOSED-END FUND:         Investment  vehicle  which  initially  offers  a  fixed
                         number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                When a fund's net asset value is greater than its stock
                         price, the fund is said to be trading at a discount.

DIVIDEND:                Income  generated  by  securities  in a  portfolio  and
                         distributed   to   shareholders   after   deduction  of
                         expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:   Shareholders  may have all  distributions  of dividends
                         and  capital  gains   automatically   reinvested   into
                         additional shares of the Trust.

MARKET PRICE:            Price per share of a security  trading in the secondary
                         market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):   Net  asset  value  is the  total  market  value  of all
                         securities and other assets held by the Trust, plus income accrued on its investment, minus any liabilities including accrued expenses, dividend by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL on
                         Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PRE-REFUNDED BONDS:      These  securities  are   collateralized   by  the  U.S.
                         Government securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bond in full at the date indicated, typically at a premium to par.

BlackRock

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Princeton Administrators, L.P.
P.O.Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy,  MA 02171
(800) 669-1BFM

AUCTION AGENT
Bankers Trust Company
Four Albany Street
New York, NY 10006

INDEPENDENT  AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

The accompanying financial statements as of June 30, 1998 were not audited and, accordingly, no opinion is expressed on them.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

            THE BLACKROCK CALIFORNIA INSURED
             MUNICIPAL 2008 TERM TRUST INC.
           c/o Princeton Administrators, L.P.
                      P.O.Box 9095
                Princeton, NJ 08543-9095
                     (800) 699-1BFM

                                                                   09247G 10 8
                                                                   09247G 20 7
                                                                   09247G 30 8

[LOGO] Printed on recycled paper

                              THE BLACKROCK
                              CALIFORNIA INSURED
                              MUNICIPAL 2008
                              TERM TRUST INC.
                              ==================================================
                              SEMI-ANNUAL REPORT
                              JUNE 30, 1998